SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






        Date of Report (Date of earliest event reported): August 31, 2001
                                                          ---------------

                              Augment Systems, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)



            Delaware                     0-22341                 04-3089539
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   (State or other jurisdiction     (Commission File           (IRS Employer
         or incorporation)               Number)            Identification No.)



             1900 Corporate Blvd., Suite 305W, Boca Raton, FL 33431
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (561) 241-9921
                                                    -------------


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          (Former name or former address, if changed since last report)

Item 1 and Item 5.         Change in Control of the Registrant and Other Events.
------------------         -----------------------------------------------------

         Change in Control of the Registrant. Effective August 31, 2001, the Company entered into a Stock Purchase Agreement (the "Agreement") with Lancer Offshore, Inc., a Curacao, Netherlands Antilles corporation. Under the Agreement, Lancer Offshore purchased 2,000,000 shares of the Company's Series A Preferred Stock, par value $.01 for the sum of $400,000.00. The Preferred Shares are convertible into an aggregate of 40,000,000 shares of the Company's Common Stock as adjusted on a post reverse split basis as further explained below. Upon conversion of the Preferred Shares and effectiveness of the reverse stock split, Lancer Offshore will own approximately 97% of the Company's issued and outstanding shares of Common Stock. In addition, under the Agreement the Company issued warrants to Alpha Omega Group, Inc. to purchase 10,000,000 shares of the Company's Common Stock exercisable at $.01 per share until November 30, 2001; warrants to purchase 20,000,000 of the Company's Common Stock exercisable at $.05 per share until August 31, 2004; and warrants to purchase 20,000,000 of the Company's Common Stock exercisable at $.10 per share until August 31, 2006.

         Other Events. On September 21, 2001, the Board of Directors and a majority of the shareholders of the Company agreed by unanimous consent to change the name of the Company to "AUG Corp." and effectuate a 100:1 reversed stock split of the Company's currently issued and outstanding shares of Common Stock. In accordance with Delaware General Corporate Law and the Securities Exchange Act, the Company intends to mail an information statement to its shareholders of record at September 24, 2001. The information statement will provide information regarding the name change and reverse the stock split. The name change and reversed stock split will become effective on or about October 20, 2001. The Company anticipates that the information statement will be mailed on or about October 11, 2001. Upon effectiveness of the reverse stock split, there will be issued and outstanding approximately 41,300,978 shares of the Company's Common Stock.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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None.





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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AUGMENT SYSTEMS, INC.



                                          By:/s/ Laurence S. Isaacson
                                             -------------------------------
                                             Laurence S. Isaacson, President


Dated:   October 1, 2001



















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